 ______________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2012

SANTO MINING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-169503	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ave. Sarasota #20, Torre Empresarial, Suite 1103 Santo Domingo, Dominican Republic
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 809-535-9443

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of Mineral Properties

On September 17, 2012, Santo Mining Corp. (the “Company”) exercised its right of first refusal to purchase two additional mineral properties, Walter and Maria, (the “Claims”) from Gexplo, SRL (the “Vendor”) pursuant to a mineral property acquisition agreement (the “Acquisition Agreement”).  In exchange for the Claims, Rosa Habeila Feliz Ruiz, the Secretary of the Company, transferred 13,181,460 of her shares of the Company’s common stock to the Vendor. The Vendor is owned by Alain French, our President, Chief Executive Officer and sole Director. The Company still has a right of first refusal to purchase two additional properties from the Vendor.

The terms of the Acquisition Agreement are qualified in its entirety by reference to the description of the agreement in Item 1.01, and to the provisions of the agreement filed as Exhibit 10.1, to the Current Report on Form 8-K, filed with the Commission on July 31, 2012.

Description of the Mineral Claims

Walter

The WALTER Claim is located in the Sánchez Ramírez province, in the municipality of Cotui, in accordance with the Zambrana (Hatillo) #6172-I (55) topographic sheet, complying with the terms of mining law No. 146 and its regulations.

The total area covered by the exploration request is 200 mining hectares.

The Starting Point (or “PP” in its Spanish acronym) is located 57 meters in a direction of N300W from the Reference Point (or “PR” in its Spanish acronym). The PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two-inch diameter PVC tube filled with concrete.  The PP is located at coordinates UTM N2090512 and E372490 (NAD 27datum).

The Reference Point is identified on the ground in the same manner as the PP and is located on the south side of the road that connects Tocoa, La Placete and Maimon. The PR is located at the coordinates UTM N2090524 and E372443 (NAD 27datum) at a distance of 24 meters from the centre of the culvert over the Guaré stream in the section of road that goes from Tocoa to La Placeta.

The Reference Point has been connected to three (3) land visuals in the following manner:

WALTER Connection Point Table:From	Magnetic Direction	Distance (Meters)	Direct Positive Angle
PR-PP	S120[o]-00’E	57.0	00’-00”
PR-V1	N51[o]-00’E	19.0	291’-30”
PR-V2	N62[o]-00’E	20.0	302’-00”
PR-V3	N77[o]-00’E	24.0	315’-30”
PR-CC	N327[o]-00’W	24.0	207’-30”
PP-1	East	10.0

The WALTER concession boundaries will follow the direction of the Universal Transverse Mercator (UTM) grid on vertices with incoming and outgoing angles of 90o, according to that outlined in the following table:

POINT OF BEGINNING	POINT OF ENDING	CARDINAL	DISTANCE IN METERS	UTM NORTH (FROM POB)	UTM EAST (FROM POB)
PP	A	east	10.00	N2090512	E372490
A	B	SOUTH	512.00	N2090512	E372500
B	C	WEST	2,000.00	N2089000	E372500
C	D	NORTH	1,000.00	N2089000	E370500
D	E	EAST	2,000.00	N2091000	E370500
E	A	SOUTH	488.00	N2091000	E372500

MARIA

The MARIA Claim is located in the provinces of Monseñor Nouel and La Vega, in the Municipalities of Bonao and La Vega, in the sections of Sabana Del Puerto, Jumunucu and Guanábano, and in the village of Cerro Grande, found in the Fantino #6173-III (43)  topographical sheets, complying with the terms of mining law No. 146 and its regulations.

The total area covered by the exploration request is 1,486 mining hectares.

The PP is located 58.65  meters in a direction of S140 - 00’W from the Reference Point. This PP is identified on the ground by a concrete monument with the initials PP and with a partially buried two-inch diameter PVC tube filled with concrete.  The PP is located at coordinates UTM N2115880 y E353201 (Datum NAD27).

The Reference Point (PR) is identified on the ground in the same manner as the PP and is located on the East side of the road that connects the villages of La Ceibita, JunumucuyRincon. The PR is located at the coordinates UTM N2115935 y E353216 (Datum NAD27).

The Reference Point has been connected to three (3) visuals with landmarks on the ground with the initials V1, V2, and V3 in the following manner:

From	To	Magnetic Direction	Distance (Meters)	Direct Positive Angle

PR

	PP	S14[o]-30’W	58.65	00’-00”

PR

	V1	S38[o]-00’W	14.00	23’-30”
PR	V2	S74[o]-00’W	12.70	59’-30”
PR	V3	N74 [o]-00’W	8.10	91’-30”
PR	CC	S27[o] -00’E	11.0	318’-30”

The MARIA concession boundaries will follow the direction of the Universal Transverse Mercator (UTM) grid, on vertices with incoming and outgoing angles of 90o, according to that outlined in the following table:

POINT OF BEGINNING	POINT OF ENDING	CARDINAL	DISTANCE IN METERS	UTM NORTH (FROM POB)	UTM EAST (FROM POB)
PP	A	EAST	99	N2115880	E353201
A	B	SOUTH	280	N2115880	E353300
B	C	WEST	1,300	N2115600	E353300
C	D	SOUTH	600	N2115600	E352000
D	E	WEST	500	N2115000	E352000
E	F	SOUTH	2,000	N2115000	E351500
F	G	EAST	1,500	N2113000	E351500
G	H	SOUTH	1,000	N2113000	E353000
H	I	WEST	500	N2112000	E353000
I	J	SOUTH	1,000	N2112000	E352500
J	K	WEST	500	N2111000	E352500
K	L	SOUTH	200	N2111000	E352000
L	M	WEST	200	N2110800	E352000
M	N	NORTH	700	N2110800	E351800
N	O	EAST	500	N2111500	E351800
O	P	WEST	1,400	N2111500	E352300
P	Q	NORTH	1,300	N2112900	E352300
Q	R	WEST	900	N2112900	E351000
R	S	SOUTH	1,000	N2112000	E351000
S	T	WEST	1,000	N2112000	E350000
T	U	NORTH	800	N2111000	E350000
U	V	WEST	1,900	N2111000	E349000
V	W	NORTH	700	N2112900	E349000
W	X	WEST	1,400	N2112900	E348500
X	Y	NORTH	500	N2114300	E348500
Y	Z	EAST	1,700	N2114300	E348000
Z	A	SOUTH	5,300	N2116000	E348000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2012

SANTO MINING CORP.

By:	/s/ Alain French
Alain French President and Chief Executive Officer